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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                JANUARY 28, 2000
                Date of Report (Date of earliest event reported)

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                             FREEREALTIME.COM, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     0-27493                  33-0881720
(State or other Jurisdiction       (Commission File           (IRS Employer
     of Incorporation)                  Number)           Identification Number)

    3333 MICHELSON DRIVE, SUITE 430                               92612
          IRVINE, CALIFORNIA                                    (Zip Code)

(Address of principal executive offices)

                                 (949) 833-2959
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

         On January 28, 2000, Freerealtime.com (the "Company") expanded its Board of Directors to seven members through the election of six new board members and the resignation of two previous Board members. On January 31, 2000 the Company issued a press release regarding the new Board. The press release is attached as Exhibit 99.1 hereto.

ITEM 7. EXHIBITS.

         See the Exhibit index attached hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FREEREALTIME.COM, INC.
                              (Registrant)


                               By:      /s/ Brad G. Gunn
                                        ----------------------------------------
                               Name:    Brad G. Gunn
                               Title:   President and Co-Chief Executive Officer
Date:  February 7, 2000

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                                  EXHIBIT INDEX

The following exhibit is filed with the Current Report on Form 8-K.

EXHIBIT NO.           DESCRIPTION
99.1                  Press Release regarding election of new Board of Directors dated January 31, 2000.